SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 2002

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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


                Tennessee               001-11421               61-0502302
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  (State or Other Jurisdiction    (Commission File Number)  (I.R.S. Employer
  of Incorporation)                                          Identification No.)


            100 Mission Ridge
        Goodlettsville, Tennessee                                    37072
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  (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           ---------------

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          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On September 5, 2002, Dollar General Corporation (the "Company") issued a news release containing August sales results for the four-week period ending August 30, 2002, and the September sales outlook. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Dollar General Corporation
                                        (Registrant)

September 5, 2002                       By: /s/ Susan S. Lanigan
                                            -----------------------
                                            Susan S. Lanigan
                                            Vice President, General Counsel and
                                            Corporate Secretary



Exhibit Index
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Exhibit No.    Item

99.1           News release of September 5, 2002